Exhibit 99.1

reAlpha Tech Corp. Appoints Thomas Kutzman as Chief Financial Officer to Support Growth Strategy

Veteran Finance Executive and Prevu Co-Founder Brings Over a Decade of Capital Markets Experience and Real Estate Technology Expertise

DUBLIN, Ohio, Feb. 27, 2026 (GLOBE NEWSWIRE) — reAlpha Tech Corp. (Nasdaq: AIRE) (the “Company” or “reAlpha”), an AI-powered real estate technology company, today announced the appointment of Thomas Kutzman as Chief Financial Officer, effective February 25, 2026. Mr. Kutzman succeeds Piyush Phadke and will oversee the Company’s financial operations, capital strategy, and key corporate functions such as human resources and legal, reporting directly to Chief Executive Officer Mike Logozzo.

Kutzman brings more than 12 years of financial markets experience to the role. Prior to co-founding Prevu, he held investment and trading roles at SAC Capital, JPMorgan, Citi, and Jabre Capital Partners, focused on public equities and derivatives across U.S. and European markets, with experience spanning portfolio management, risk assessment, and capital allocation.

He earned a Bachelor of Science in Finance and Accounting from the Leonard N. Stern School of Business at New York University.

In 2015, Kutzman co-founded Prevu, a digital-first homebuying platform that operated across 12 states and Washington, D.C. Under his leadership, Prevu was named to the 2022 Inc. 5000 list of the fastest-growing private companies in America. As co-founder, he oversaw finance, accounting, and go-to-market functions, building the operational infrastructure that enabled the company’s growth.

Following reAlpha’s acquisition of Prevu in November 2025, Kutzman served as CEO of reAlpha Realty, where he led initial integration planning across real estate, mortgage, marketing, legal, human resources, and finance. His appointment as CFO reflects the Company’s confidence in his ability to apply both operational discipline and capital markets expertise to drive long-term shareholder value.

“Thomas brings a rare combination of institutional finance experience and firsthand knowledge of what it takes to build and scale a real estate technology company,” said Mike Logozzo, Chief Executive Officer of reAlpha. “He understands our business from the inside and pairs that operational knowledge with the capital markets expertise to help us fund and execute our strategy. I’m excited to partner with him as we pursue the significant opportunity ahead.”

“This is an exciting time to step into the CFO role. The intersection of real estate and technology is being fundamentally reshaped by AI, and we’re in a secular trend that will define the next decade of innovation in our industry,” noted Kutzman. “I’m grateful to Mike and the board for their trust and confidence as we work together to advance our consumer-focused mission and drive sustainable shareholder value creation.”

For more information about Kutzman’s appointment and related compensation arrangement, please refer to the Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”).

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is an AI-powered real estate technology company that aims to transform the multi-trillion-dollar U.S. real estate services market. reAlpha is developing an end-to-end platform that streamlines real estate transactions through integrated brokerage, mortgage, and title services. With a strategic, acquisition-driven growth model and proprietary AI infrastructure, reAlpha is building a vertically integrated ecosystem designed to deliver a simpler, smarter, and more affordable path to homeownership. For more information, visit www.realpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements.” Any statements other than statements of historical fact contained herein, including statements by reAlpha’s Chief Executive Officer, Mike Logozzo, and reAlpha’s Chief Financial Officer, Thomas Kutzman, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to commercialize its developing AI-based technologies; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to integrate the business of its acquired companies into its existing business and the anticipated demand for such acquired companies’ services; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets and nationally; the potential loss of key employees of reAlpha and of its subsidiaries; the outcome of existing legal proceedings against reAlpha and any legal proceedings that may be instituted against reAlpha; reAlpha’s ability to obtain, and maintain, the required licenses to operate in the U.S. states in which it, or its subsidiaries, operate in, or intend to operate in; reAlpha’s ability to maintain and strengthen its brand and reputation; reAlpha’s ability to improve data accuracy and boost engagement of its brand through its redesigned website and the integration of CRM platform across real estate and mortgage operations; reAlpha’s ability to enhance its operational efficiency, improve cross-functional coordination and support the reAlpha platform’s continued growth through the implementation of its new internal organizational structure; reAlpha’s ability to continue attracting loan officers and maintain its relationship with its REALTOR® affiliate to expand its operations nationally; any accidents or incidents involving cybersecurity breaches and incidents; the availability of rebates, which may be limited or restricted by state law; risks specific to AI-based technologies, including potential inaccuracies, bias, or regulatory restrictions; risks related to data privacy, including evolving laws and consumer expectations; the inability to accurately forecast demand for AI-based real estate-focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; reAlpha’s ability to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media Contact:

Cristol Rippe, Chief Marketing Officer

media@realpha.com

Investor Relations Contact:

Adele Carey, VP of Investor Relations

InvestorRelations@realpha.com